UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SANARA MEDTECH INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Registered Shareholder:

Control Number:

Number of Shares:

IMPORTANT INVESTOR INFORMATION - YOUR VOTE COUNTS!

Notice of Internet Availability of Proxy Materials

Your name, number of shares and Control Number appear in the upper-left-hand corner of this Notice for online voting purposes.

To vote your shares, please follow the instructions listed below.

Important Notice Regarding the Availability of Proxy Materials for the Sanara Medtech Inc. Shareholder Meeting to Be Held on JUNE 10, 2022

(1) This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2) The proxy statement and 2021 annual report to shareholders are available at http://onlineproxyvote.com/SMTI/.

(3) If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 2, 2022 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Sanara MedTech Inc. (the “Company”) will be held on June 10, 2022, at 10:00 a.m. Central Time. In order to facilitate shareholder attendance and participation, while safeguarding the safety of our shareholders, directors and officers, the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. A description of the matters to be voted on, and the recommendations of the Board of Directors regarding these matters, appear on the second page of this notice. Instructions for voting your shares also appear below.

How to vote online:

Step 1: Go to http://onlineproxyvote.com/SMTI/.
Step 2: Enter your control number as included in this Notice and click “submit” to access the proxy materials.
Step 3: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the “Proxy Statement” link.
Step 4: To vote online, click on the designated link and follow the on-screen instructions.

How to receive a copy of the proxy materials by mail or e-mail for this meeting or for future shareholder meetings:

Telephone: Call the Company’s transfer agent, Securities Transfer Corporation, at (469) 633-0101.

Email: Send an email with “Sanara MedTech Proxy Materials Order” in the subject line and in the body of the message, include your full name, address, and request, to: proxyvote@stctransfer.com.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.

Proposals to be voted on at Sanara MedTech Inc.’s 2022 Annual Meeting are listed below along with the recommendations of the Board of Directors of the Company.

The Board of Directors recommends that you vote FOR the following:

1.	To approve the election of the eight director nominees to serve on the Company’s Board of Directors until the 2023 annual meeting of shareholders or until their successors are duly elected and qualified.

NOMINEES:

01)	Ronald T. Nixon
02)	Robert A. DeSutter
03)	Roszell Mack III
04)	Sara N. Ortwein
05)	Ann Beal Salamone
06)	James W. Stuckert
07)	Eric D. Tanzberger
08)	Kenneth E. Thorpe

The Board of Directors recommends that you vote FOR the following:

2.	To approve the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or adjournments thereof.